Exhibit 99.1
BNB Standard Corporation Launches New Corporate Website as First Step in Bringing the BNB Standard to Wall Street
•New site at www.bnbstandard.com carries the Company's new brand and an expanded treasury dashboard updated intraday
•Website is the first step in carrying BNB ecosystem education to institutional investors
LOUISVILLE, CO, October 12, 2026 (GLOBE NEWSWIRE) -- BNB Standard Corporation (Nasdaq: BNC) ("BNB Standard," "BNC," or the "Company"), a growth-oriented company focused on managing the world's largest corporate treasury of BNB, today announced the launch of its new corporate website at www.bnbstandard.com, including an expanded version of the treasury dashboard the Company first introduced in November 2025 when it launched its digital asset treasury strategy. The Company now publishes its Adjusted Net Asset Value (“NAV”) and Adjusted NAV per share (each a non-GAAP measure) on its website, updated throughout the day. The website is the first step in the Company's effort to set the standard for accountability among public companies in the BNB ecosystem and to carry that standard, and an understanding of BNB, to institutional investors outside it. The new site continues the brand refresh introduced with the Company's name change on September 29, 2026, and expands the information the Company makes available to stockholders, research analysts, and the broader BNB community.
The new website introduces the following:
•Treasury dashboard. A view of the Company's BNB holdings, Adjusted NAV and Adjusted NAV per share (each a non-GAAP measure, presented with its definition and a reconciliation to the most directly comparable GAAP measure), the multiple of market capitalization to Adjusted NAV, and the BNB and BNC market prices used in each calculation, with the date as of which each input is measured. BNB and BNC prices are sourced from independent market sources. Outside regular U.S. market hours, the BNC share price used is the most recent closing price. BNB holdings, cash, other assets, liabilities and share count are updated when the Company reports them in its SEC filings. Per-share figures use diluted share-equivalents, which count unvested restricted stock units and in-the-money options and warrants at their gross number of shares and exclude out-of-the-money instruments. The Company records a snapshot of these figures at 4:30 p.m. Eastern Time each trading day in a calculation archive on its website.
•Investor relations hub. SEC filings, press releases, governance documents and information on the Company's common stock and listed warrants, in one consolidated section.
•BNB ecosystem education. Resources explaining the BNB ecosystem and the digital asset treasury model to institutional investors and research analysts, drawing on third-party sources. The Company intends to extend this program beyond the website and become the BNB standard-bearer in the public markets.
•Brand and media kit. The Company's new visual identity, including the cube mark and BNB Standard lockups in all approved colorways, with usage guidance and downloadable assets for media and ecosystem partners.
"We took the name BNB Standard because the ecosystem needs a public company that holds itself to one, and we intend to be that company. Transparency and accountability are key," said Alex Odagiu, Interim President of BNB Standard Corporation. "That standard also has to reach the investors who have not yet studied BNB. Most of Wall Street is in that group, and we intend to be the company that explains the BNB ecosystem to them and the value of BNB. This website is where that work begins."
“We hold the largest U.S.-based corporate BNB treasury as a public company because we believe in where the BNB ecosystem is going. Our job is to grow the BNB behind every share, and investors will be able to watch us do it using our dashboard,” said Brent Miller, Interim Principal Executive Officer and Chief Financial Officer.
The Company advises investors and the public that it intends to use each of its corporate website (www.bnbstandard.com), including its treasury dashboard, and its X account (@BNBStandardCo) as a channel of distribution for information that may be considered material, non-public information and for complying with its disclosure obligations under Regulation FD, including, but not limited to, press releases, SEC filings, earnings announcements, public conference calls, investor presentations, webcasts, financial and operational data, and other information regarding the Company, its business, financial condition, and results of operations. The information the Company posts through these channels may be deemed material. Accordingly, the Company advises investors and the public to monitor these channels, in addition to following its press releases, SEC filings, earnings announcements, public conference calls, investor presentations, webcasts, financial and operational data, and other information regarding the Company, its business, financial condition, and results of operations. The information contained on, or that may be accessed through, the Company's website or social media channels is not incorporated by reference into, and is not a part of, this press release.
About BNB Standard Corporation
BNB Standard Corporation (Nasdaq: BNC) is a growth-oriented company that focuses on building category-leading businesses in consumer markets, including building and managing the world's largest corporate treasury of BNB.
Forward-Looking Statements
This press release contains statements that constitute "forward-looking statements" within the meaning of the U.S. federal securities laws, which reflect our current views with respect to, among other things, our operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believe," "expect," "potential," "continue," "may," "should," "seek," "approximately," "predict," "intend," "will," "plan," "project," "target," "estimate," "anticipate," "conviction," the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. BNC's expectations, beliefs and projections are expressed in good faith and BNC believes there is a reasonable basis for them. However, there can be no assurance that BNC's expectations, beliefs and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements.
The statements in this press release that are not purely historical are forward-looking statements which involve risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the Company’s execution of its BNB digital asset treasury strategy, driving operational and strategic execution, the Company's brand refresh, the Company's new website and treasury dashboard, the Company's publication of Adjusted NAV and Adjusted NAV per share, the Company's intended use of its website and X account for disclosure purposes, the Company's plans to educate institutional investors about the BNB ecosystem and its other future initiatives, the Company's ability to grow BNB per share, the Company's strategy and engagement with the BNB community, the Company’s efforts to set the standard for accountability among public companies in the BNB ecosystem, the Company's position as the world's largest corporate BNB treasury, the Company’s BNB holdings, treasury management opportunities within the BNB ecosystem, the Company’s financial condition and liquidity outlook, the Company’s future financial results, share repurchases, strategy, plans, objectives, expectations (financial or otherwise) and growth potential, and the Company's ability to create stockholder value. BNC wishes to caution readers that these forward-looking statements may be affected by the risks and uncertainties in BNC's business, as well as other important factors that may have affected and could in the future affect BNC's actual results and could cause BNC's actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of BNC. In evaluating these forward-looking statements, readers should consider various risk factors, which include, but are not limited to: the accuracy, completeness and timeliness of third-party information presented on BNC's website, including information derived from third-party price sources and inputs measured as of a date earlier than the date displayed, price data that update approximately every five minutes and may lag current market prices, and figures calculated outside regular U.S. market hours using the most recent BNC closing price; differences between Adjusted NAV and Adjusted NAV per share and the most directly comparable GAAP measures; the trading price of BNC's common stock relative to Adjusted NAV per share; interruptions, errors or cybersecurity incidents affecting BNC's website; BNC's ability to secure, maintain and protect its rights to use the BNB Standard name and related marks; market and community reception of the new name and brand; volatility in the market price of BNB and other digital assets; the concentration of BNC's holdings in BNB and of its custody arrangements within the Binance ecosystem; collateral maintenance and repayment obligations under BNC's master loan facility; the outcome of the litigation relating to BNC's Asset Management Agreement (the "AMA"), BNC's non-payment of accrued management fees, and the enforceability of the AMA's liquidated damages provision; BNC's ability to appoint a permanent chief executive officer and an additional independent director within the deadlines under BNC's cooperation agreement with YZiLabs; the previously disclosed material weakness in BNC's internal control over financial reporting; BNC's continued compliance with Nasdaq listing requirements; BNC's ability to finance its current business and proposed future business, including the ability to finance the continued acquisition of BNB; evolving laws, regulations and accounting guidance applicable to digital assets; the future value and adoption of BNB; shareholder activism; outcome of the Company's director and CEO searches; and execution of the Company's BNB digital asset treasury strategy.
Forward-looking statements are subject to numerous conditions and risks, many of which are beyond BNC's control. In addition, these forward-looking statements and the information in this press release are qualified in their entirety by cautionary statements and risk factor disclosures contained in BNC's filings with the SEC, including BNC's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and BNC's subsequent filings with the SEC, as each may be amended or supplemented from time to time. Copies of BNC's filings with the SEC are available on the SEC's website at www.sec.gov. BNC undertakes no obligation to update these forward-looking statements for revisions or changes after the date of this press release, except as required by law.
BNB Standard Corporation Media Inquiries:
bnc@cw8.co

BNB Standard Corporation Investor Relations:
james@haydenir.com